UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 Amendment No. 1
                                       to
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    September 7, 2004

                        ELECTRONIC CONTROL SECURITY INC.
             (Exact name of registrant as specified in its charter)

New Jersey                         0-30810                   22-2138196
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(State or other jurisdiction       (Commission               IRS Employer
of incorporation)                  File Number)              Identification No.)

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

      On September 7, 2004, Mark Barchenko, the Vice President and a member of the Board of Directors of the Electronic Control Security Inc. (the "Company") resigned from such positions and all positions held with the Company's subsidiaries. Mr. Barchenko resigned to explore other opportunities.

      On October 25, 2004, the Board of Directors appointed Stephen Rossetti to serve as a director of the Company to replace Mark Barchenko until the next annual meeting of shareholders at which directors are elected. Mr. Rossetti currently serves as the president of each of Zegato Solutions, Inc. and Markquest, Inc., positions he has held since 2003 and 2001, respectively. Zegato is an information technology company based in Lanham, Maryland that engages in software development and systems integration services for the U.S. Government. Markquest is a consulting and lobbying organization. He is also the chairman and chief executive officer of Government Internet Systems and is a corporate advisor of NOW Solutions, Inc., both subsidiaries of Vertical Computer Systems, Inc., a multinational provider of Web services, underpinning Web technologies, and administrative software services through a global partner distribution network. From August 2003 to January 2004, he served as president of Applied DNA Sciences, Inc., a provider of DNA-embedded security solutions that protect corporate and government intellectual property from counterfeiting and fraud. Mr. Rossetti served in the Office of the Secretary of Defense from August 2003 to January 2004 and from 1987 to 1996 serves on the Professional Staff of the Armed Services Committee, US House of Representatives where he had an established reputation as a strident government reform advocate. From November 1998 through January 2001, Mr. Rossetti worked for the United States Department of Defenses as the Director of Defense Integrated Travel. As director of the Readiness Subcommittee staff, he was responsible for the oversight of the vast Department of Defense infrastructure and combat readiness, including special operations forces, National Guard and Reserve preparedness, chemical and biological weapons preparedness and response, and missions other than war such as counter-drug and counter-terror.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELECTRONIC CONTROL SECURITY INC.

Date: October 28, 2004                  By: /s/ Arthur Barchenko
                                           -------------------------------------
                                                Arthur Barchenko, President